UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported      December 20, 2004
                                                     --------------------------

                         Transnational Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                         000-14835                        22-2328806
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                 (Commission File Number)      (IRS Employer Identification No.)


Post Office Box 198, U.S. Route 1, Chadds Ford, PA                   19317
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     (Address of Principal Executive Offices)                     (Zip Code)

                                 (610) 459-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On December 20, 2004, Spitz, Inc. ("Spitz"), the wholly-owned subsidiary of Transnational Industries, Inc. ("Transnational"), and Jon Shaw, President and Chief Executive Officer of Transnational and Spitz and member of the Board of Directors of Transnational, executed a letter agreement providing that, in the event of a change of control, Mr. Shaw shall be eligible for a cash stay bonus equal to $50,000 (minus applicable withholding and other deductions required by law), provided that Mr. Shaw (i) remain employed by Spitz (or its successor) for at least ninety days following the change of control, or (ii) terminate his employment with good reason no later than ninety days following the change in control, or (iii) is terminated by Spitz without cause no later than ninety days following the change of control. The stay bonus shall be paid in a lump sum amount in cash within ten days of the first occurrence of an event described in
(i), (ii) or (iii) of this paragraph. A copy of the letter agreement is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.

     On December 20, 2004, Spitz, Inc. ("Spitz"), the wholly-owned subsidiary of Transnational Industries, Inc. ("Transnational"), and Paul Dailey, Executive Vice President - Finance and Chief Financial Officer of Transnational and Spitz, executed a letter agreement providing that, in the event of a change of control, Mr. Dailey shall be eligible for a cash stay bonus equal to $50,000 (minus applicable withholding and other deductions required by law), provided that Mr. Dailey (i) remain employed by Spitz (or its successor) for at least ninety days following the change of control, or (ii) terminate his employment with good reason no later than ninety days following the change in control, or (iii) is terminated by Spitz without cause no later than ninety days following the change of control. The stay bonus shall be paid in a lump sum amount in cash within ten days of the first occurrence of an event described in (i), (ii) or (iii) of this paragraph. A copy of the letter agreement is attached as Exhibit 10.2 hereto and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits

               10.1 - Letter Agreement,  executed on December 20, 2004,  between
                    Spitz, Inc. and Jonathan Shaw.

               10.2 - Letter Agreement,  executed on December 20, 2004,  between
                    Spitz, Inc. and Paul Dailey.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TRANSNATIONAL INDUSTRIES, INC.


Date:  December 23, 2004                           By:/s/ Paul L. Dailey
                                                   -----------------------------
                                                   Paul L. Dailey
                                                   Executive Vice President and
                                                   Chief Financial Officer